EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Albert E. Sisto, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of hi/fn, inc. on Form 10-Q for the three months ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of hi/fn, inc.

February 8, 2008	/s/ ALBERT E. SISTO
Albert E. Sisto
Chairman and Chief Executive Officer